UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2008

TEXAS PACIFIC LAND TRUST
(Exact Name of Registrant as Specified in its Charter)

Not Applicable (State or Other Jurisdiction of Incorporation)	1-737 (Commission File Number)	75-0279735 (I.R.S. Employer Identification Number)

1700 Pacific Avenue, Suite 1670, Dallas, Texas 75201

(Address of Principal Executive Offices, including Zip Code)

Registrant’ s Telephone Number, including Area Code: 214-969-5530

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.      Notice of Delisting or Failure To Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 28, 2008, Texas Pacific Land Trust (the “Trust”) received notice from NYSE Regulation, Inc., (the “NYSE”), that the Trust was not in compliance with Section 203.01 of the NYSE Listed Company Manual because the Trust had not posted its recently filed Annual Report on Form 10-K for the year ended December 31, 2007 (the “2007 10-K”) on a website maintained by the Trust. The Trust does not currently maintain a website. The Trust intends to establish a website promptly and to make the 2007 10-K available on or through such website in accordance with NYSE rules and regulations. Thereafter, the Trust will make available on or through such website those filings required to be so made available by applicable SEC and NYSE rules and regulations in accordance with such rules and regulations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS PACIFIC LAND TRUST
Date: April 3, 2008	By:	/s/ Roy Thomas
Roy Thomas
General Agent and Chief Executive Officer